EXHIBIT 10.7
SUPPLY AGREEMENT
THIS SUPPLY AGREEMENT (this “Agreement”), dated as of October 2, 2012, is entered into by and between Martin Operating Partnership L.P., a Delaware limited partnership (“Buyer”), and Cross Oil Refining & Marketing, Inc., a Delaware corporation (“Seller”), to be effective as of 12:01 AM Central Time on October 1, 2012 (the “Effective Time”).
The following provisions set forth the general terms and conditions under which Buyer will purchase from Seller, and Seller will supply to Buyer, the bulk base oils or lubricants specified in Exhibit A (each a “Product” and collectively “Products”).

1.
PRODUCTS AND QUANTITY: During the term of this Agreement, Seller agrees to sell, and Buyer agrees to buy, Products from Seller in the minimum quantities set forth in Exhibit B (“Volume Commitment”). The Volume Commitment shall be broken down into commitments for each Contract Quarter (defined below) as specified in Exhibit B (“Quarterly Commitment”). In the event that Buyer fails to order 75% of the Quarterly Commitment in two successive Contract Quarters, the Volume Commitment and Quarterly Commitment will be reduced to the average amount purchased for each Product during such two Contract Quarters. The reduced commitments shall then become the Volume Commitment and Quarterly Commitment and shall replace the amounts shown in Exhibit B. Buyer may purchase additional gallons of Products as may be mutually agreed to by the parties in writing based on availability of the Products and pricing in Section 4. Additional volume in any Contract Quarter, however, shall not be applied to Quarterly Commitments in any other Contract Quarter.

2.
TERM: This Agreement shall commence as of October 1, 2012 and continue until September 30, 2015, and thereafter shall automatically renew on a year-to-year basis unless either party provides ninety (90) days prior written notice of termination. Each twelve month period from the commencement of this Agreement shall be referred to as a “Contract Year,” and each three month period shall be referred to as a “Contract Quarter.”

3.
SPECIFICATIONS: The Products shall meet the specifications set forth on Exhibit A or Seller's then current specifications for the Product as such specifications may be changed or altered pursuant to Section 13 (“Specifications”). If the Products do not meet the Specifications, Buyer shall have the right to reject or revoke its acceptance of the Products.

4.	PRICE: The prices at which Seller shall invoice Buyer for the Products sold and delivered and the mechanisms for adjusting those prices are detailed in Exhibit C.

5.
TAXES: Any tax, excise or other government charge imposed upon the production, sale or transportation of any Products sold hereunder which Seller may be required to pay, shall be paid by Buyer to Seller in addition to the price of the Products.

6.
PAYMENT; CREDIT: Buyer shall remit payment to Seller in U.S. currency in accordance with the payment terms designated in each invoice. Payment shall be due within thirty (30) days from the date of the invoice. Seller shall have the right where permitted by law to assess a delinquency charge on each invoice not timely paid. Any credit Seller may elect to extend to Buyer shall be upon Seller's credit terms in effect at the time of Seller's acceptance of order. If, in Seller's judgment, Buyer's credit is impaired or unsatisfactory, or if Buyer fails to make any payment due Seller, Seller may suspend deliveries until such time as Buyer has satisfactory credit arrangements with Seller or require Buyer to pay cash in advance.

7.
TITLE: Title to the Products sold hereunder shall pass to Buyer upon delivery of such Product into the mode of transportation as follows: for tank trucks when the Product has actually been delivered into Buyer's tank; for railcars when the Product is delivered to Buyer's facility; and for pipelines upon metering of the Product at Buyer's facility.

8.DELIVERIES: Seller shall arrange transport of the Products, the selection of carrier and routing of shipments. Shipment of goods by Seller shall be made within a reasonable period of time after confirmation of Buyer's order. Seller reserves the right to ship, and Buyer agrees to accept and pay for the actual quantity delivered, within 5% plus or minus of the quantity ordered. Seller's weights and/or measurements taken at the shipping point shall control. Product measurement shall be determined by weighing, metering, or other recognized gauging method selected by Seller. Buyer assumes full responsibility for use and condition of tank trucks and railcars while in Buyer's possession and agrees to (a) compensate Seller for loss or damage to Seller's property, and (b) indemnify and save Seller harmless from any loss or damage to property other than Seller's and any injuries to persons relating in any way to the use of such tank trucks and railcars while such are in Buyer's possession. Buyer further agrees to report to Seller promptly any damage which may be sustained by the tank trucks and railcars in Buyer's possession.

9.
CLAIMS: Claims as to shortage in quantity when compared to the billed amount, defects in quality, or any others, except for demurrage, shall be made by written notice to Seller within thirty (30) days after the delivery in question or such claim shall be deemed waived. Upon verification, Seller shall resolve such shortages or replace such defective Products without additional charges or, in lieu thereof, at Seller's option, Seller may refund the purchase price upon return of the Products at Seller's expense.

10.
LIMITATION OF LIABILITY: NOTWITHSTANDING ANY OTHER PROVISION HEREIN AND REGARDLESS OF THE CIRCUMSTANCES, SELLER'S TOTAL LIABILITY TO BUYER FOR ANY AND ALL CLAIMS, LOSSES OR DAMAGES ARISING OUT OF ANY CAUSE WHATSOEVER, WHETHER BASED IN CONTRACT, NEGLIGENCE OR OTHER TORT, STRICT LIABILITY, BREACH OF WARRANTY OR OTHERWISE, SHALL IN NO EVENT EXCEED THE PURCHASE PRICE OF THE PRODUCTS IN RESPECT TO WHICH SUCH CLAIMS, LOSSES ARE DAMAGES AROSE. IN NO EVENT SHALL SELLER BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES. Any cause of action that Buyer may have against Seller arising from the sale of the Products hereunder must be commenced within one (1) year after the cause of action has accrued.

11.
LIMITED WARRANTY: Seller warrants that the Products sold hereunder shall meet the Specifications for such Product at the time of delivery. OTHER THAN THE FOREGOING, SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY OR FITNESS OF THE PRODUCT FOR ANY PARTICULAR USE OR OTHERWISE, WHETHER USED SINGLY OR IN COMBINATION WITH OTHER SUBSTANCES OR IN ANY PROCESS.

12.
TECHNICAL INFORMATION: Upon Buyer's request, Seller shall furnish to Buyer Material Safety Data Sheets and Certificates of Analysis for the Products hereunder. Any technical advice or assistance furnished by Seller to Buyer with respect to the selection or use of the Products sold to Buyer hereunder shall be given and accepted at Buyer's sole risk, and Seller shall have no liability whatsoever for the use of, or results obtained from, such advice or assistance whether or not based on negligence.

13.
PRODUCT DISCONTINUANCE; SPECIFICATION CHANGES: Seller may at its discretion: (a) change or alter the quality or specifications of any Products sold hereunder; (b) discontinue the manufacture of any such Products; or (c) discontinue the manufacture of any such Products at a particular manufacturing or blending facility.

14.
FORCE MAJEURE: Neither party shall be liable to the other for failure or delay in performance hereunder to the extent that such failure or delay is due to war, fire, flood, strike, lockout or other labor trouble, accident, breakdown of equipment or machinery, riot, act or request of governmental authority, act of God, or other contingencies beyond the control of the affected party which interfere with the production, throughput, or transportation of the Products sold hereunder or with the supply of any raw material, provided that in no event shall Buyer be relieved of the obligation to pay in full for Products received. The affected party shall use reasonable efforts to remedy the force majeure; provided, however, the settlement of strikes, lockouts, industrial disputes, or disturbances shall be entirely within the discretion of the party settling. The party affected by an event of force majeure shall give prompt written notice to the other party of the occurrence of such event.

15.	ALLOCATION: Seller shall have the right to allocate goods or raw material in a fair and reasonable manner among its customers and own requirements.

16.
ASSIGNMENT: Neither party shall assign its rights and obligations hereunder directly or indirectly without prior written consent of the other party, which shall not be withheld unreasonably. Notwithstanding the foregoing, either party may assign its rights and obligations hereunder to an affiliate of such party provided that the credit worthiness of such affiliate is not materially weaker than the credit worthiness of the assignor.

17.
AMENDMENT: No amendment to, or modification, waiver or discharge of, any provision of this Agreement shall be binding on Seller or Buyer unless in writing and signed by authorized representatives of both parties.

18.
TERMINATION: Either party may terminate this Agreement if the other party fails to perform in accordance with this Agreement and the defaulting party fails to correct such default within thirty (30) days of written notice of default by the non-defaulting party; provided, however, Seller may terminate this Agreement at its sole option immediately if (i) Buyer is liquidated, dissolved, or has a change of ownership or control; (ii) Buyer fails to pay Seller when due any amounts hereunder and such failure continues for ten (10) days after written notice of such failure from Seller; or (iii) Buyer voluntarily files a petition for bankruptcy for reorganization or to effect a plan or other arrangements with creditors or is adjudicated bankrupt or insolvent. Seller may also terminate this Agreement in its sole option if Buyer fails to order or refuses to accept delivery in any Contract Year of the Contract Year Volume; provided, however, Buyer shall have 30 days to cure by ordering Product equal to the deficit in meeting the Volume Commitment for the Contract Year, which ordered amount of Product shall be excluded from calculating whether Buyer has met its Volume Commitment for the year in which such make-up purchase was made.

19.
NOTICES: All notices and communications required or permitted to be given hereunder shall be considered to be given and received in all respects when personally delivered or sent by facsimile or sent by reputable overnight courier service or three (3) days after being deposited in the United States mail, certified, postage prepaid and return receipt requested to the following addresses:

Cross Oil Refining & Marketing, Inc.:        Martin Operating Partnership L.P.:
484 E. 6th St.                    484 E. 6th St.
Smackover, AR 71762                Smackover, AR 71762
Attn: Walter Tyson                Attn: Robert D. Bondurant

20.
GOVERNING LAW: This contract shall be governed by and construed in accordance with Texas law without regard to conflicts of law rules. The parties hereto consent to the exclusive jurisdiction of the state and federal courts located in the State of Texas with regard to all disputes hereunder.

21.	WAIVER: Any waiver by either party of any provision or condition of this Agreement shall not be construed or deemed to be a waiver of any other provisions or conditions.

22.	SEVERABILITY: If any section of this Agreement shall be found to be unenforceable, such finding shall not affect the enforceability of any other section or the Agreement as a whole.

23.
ENTIRE AGREEMENT: This Agreement and the attachments hereto, constitute the entire agreement between Buyer and Seller related to the purchase of the Products. Should any discrepancy exist between this Agreement and any supporting documents, such as Buyer's request for Products and Product receipts, the terms and conditions of this Agreement shall control. The parties agree that preprinted terms and conditions on a purchase or work order shall be of no force and effect, even if signed by both parties.

MARTIN OPERATING PARTNERSHIP L.P.
By: Martin Operating GP LLC, its general partner
By: Martin Midstream Partners L.P., its sole member
By: Martin Midstream GP LLC, its general partner

By: /s/ Robert D. Bondurant
Robert D. Bondurant, Executive Vice President

CROSS OIL REFINING & MARKETING, INC.
By: /s/ Donald R. Neumeyer
Donald R. Neumeyer, President
1

EXHIBIT A
Product Specifications
Cross B-60

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	9.06	11.09	9.65
Viscosity, cSt @ 100º C	D-445			2.39
Viscosity, SUS @ 100º F	D-2161	58	66	60.2
Viscosity, SUS @ 210º F	D-2161			34.3
Viscosity Index	D-2270			45

Gravity, API, 60º F	D-4052	24.3	29.3	25.5
Specific Gravity, 60/60º F	D-1250			0.9013
Pounds per Gallon @ 60º F	D-1250			7.505

Flash, COC, ºC (ºF)	D-92	118 (245)		138 (280)

Pour Point, ºC (ºF)	D-97		-48 (-55)	-57 (-70)

Color	D-1500		1.5	L 1.0

Aniline Point, C/F	D-611			69 (156)

Sulfur, Mass %	D-4294			0.06
Aromatic Carbon Atoms, %Ca	D-2140			16
Naphthenic Carbon Atoms, %Cn	D-2140			41
Paraffinic Carbon Atoms, %Cp	D-2140			43
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.58
Aromatics, Mass %	D-2007			29.13
Saturates, Mass %	D-2007			70.29

DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross B-100

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	18.76	20.81	19.75
Viscosity, cSt @ 100º C	D-445			3.64
Viscosity, SUS @ 100º F	D-2161	100	110	104.9
Viscosity, SUS @ 210º F	D-2161			38.6
Viscosity Index	D-2270			36

Gravity, API, 60º F	D-4052	22.5	27.5	24.0
Specific Gravity, 60/60º F	D-1250			0.9100
Pounds per Gallon @ 60º F	D-1250			7.577

Flash, COC, ºC (ºF)	D-92	143 (290)		150 (300)

Pour Point, ºC (ºF)	D-97		-37 (-35)	-43 (-45)

Color	D-1500		L 2.0	L 1.5

Aniline Point, C/F	D-611			77 (171)

Sulfur, Mass %	D-4294			0.07
Aromatic Carbon Atoms, %Ca	D-2140			21
Naphthenic Carbon Atoms, %Cn	D-2140			32
Paraffinic Carbon Atoms, %Cp	D-2140			47
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.78
Aromatics, Mass %	D-2007			32.80
Saturates, Mass %	D-2007			66.42

DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross B-150

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	28.77	31.64	29.5

Viscosity, cSt @ 100º C	D-445			4.5

Viscosity, SUS @ 100º F	D-2161	150	165	154

Viscosity, SUS @ 210º F	D-2161			41.4

Viscosity Index	D-2270			32

Gravity, API, 60º F	D-4052	21.5	26.5	23.5

Specific Gravity, 60/60º F	D-1250			0.9129

Pounds per Gallon @ 60º F	D-1250			7.602

Flash, COC, ºC (ºF)	D-92	149 (300)		154 (310)

Pour Point, ºC (ºF)	D-97		-32 (-25)	-37 (-35)

Color	D-1500		2.0	L 1.5

Aniline Point, C/F	D-611			78 (172)

Sulfur, Mass %	D-4294			0.06

DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross B-200

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	38.4	43.3	41.08
Viscosity, cSt @ 100º C	D-445			5.39
Viscosity, SUS @ 100º F	D-2161	200	225	218
Viscosity, SUS @ 210º F	D-2161			44.4
Viscosity Index	D-2270			31

Gravity, API, 60º F	D-4052	21.0	26.0	22.1
Specific Gravity, 60/60º F	D-1250			0.9212
Pounds per Gallon @ 60º F	D-1250			7.671

Flash, COC, ºC (ºF)	D-92	145 (295)		150 (300)

Pour Point, ºC (ºF)	D-97		-29 (-20)	-37 (-35)

Color	D-1500		2.5	L 1.0

Aniline Point, C/F	D-611			81 (178)

Sulfur, Mass %	D-4294			0.10
Aromatic Carbon Atoms, %Ca	D-2140			18
Naphthenic Carbon Atoms, %Cn	D-2140			37
Paraffinic Carbon Atoms, %Cp	D-2140			45
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			1.67
Aromatics, Mass %	D-2007			34.51
Saturates, Mass %	D-2007			63.82

DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross B-300

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	57.17	62.76	60
Viscosity, cSt @ 100º C	D-445			6.4
Viscosity, SUS @ 100º F	D-2161	300	330	316
Viscosity, SUS @ 210º F	D-2161			47.7
Viscosity Index	D-2270			23

Gravity, API, 60º F	D-4052	18.9	25.5	21
Specific Gravity, 60/60º F	D-1250			0.9279
Pounds per Gallon @ 60º F	D-1250			7.727

Flash, COC, ºC (ºF)	D-92	163 (325)		173 (340)

Pour Point, ºC (ºF)	D-97		-23 (-10)	-32 (-25)

Color	D-1500		L 3.0	L 1.5

Aniline Point, C/F	D-611			83 (181)

Sulfur, Mass %	D-4294		0.10	0.03
Aromatic Carbon Atoms, %Ca	D-2140			20
Naphthenic Carbon Atoms, %Cn	D-2140			34
Paraffinic Carbon Atoms, %Cp	D-2140			46
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			1.80
Aromatics, Mass %	D-2007			34.61
Saturates, Mass %	D-2007			63.59

DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross B-550

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	96.9	108.1	103
Viscosity, cSt @ 100º C	D-445			9.04
Viscosity, SUS @ 100º F	D-2161	525	575	550
Viscosity, SUS @ 210º F	D-2161			57.0
Viscosity Index	D-2161			40

Gravity, API, 60º F	D-4052	20.0	24.4	22.2
Specific Gravity, 60/60º F	D-1250			0.9206
Pounds per Gallon @ 60º F	D-1250			7.666

Flash, COC, ºC (ºF)	D-92	180 (355)		195 (380)

Pour Point, ºC (ºF)	D-97		\-15 (+5)	-21 (-5)

Color	D-1500		3.0	L 2.0

Aniline Point, C/F	D-611			81 / 171

Sulfur, Mass %	D-4294			0.12
Aromatic Carbon Atoms, %Ca	D-2140			19
Naphthenic Carbon Atoms, %Cn	D-2140			31
Paraffinic Carbon Atoms, %Cp	D-2140			50
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			2.39
Aromatics, Mass %	D-2007			34.81
Saturates, Mass %	D-2007			62.8

DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross B-750

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	139.9	149.9	145.6
Viscosity, cSt @ 100º C	D-445			11.15
Viscosity, SUS @ 100º F	D-2161	750	800	780
Viscosity, SUS @ 210º F	D-2161			64.6
Viscosity Index	D-2161			40

Gravity, API, 60º F	D-4052	18.8	23.8	21.7
Specific Gravity, 60/60º F	D-1250			0.9236
Pounds per Gallon @ 60º F	D-1250			7.691

Flash, COC, ºC (ºF)	D-92	193 (380)		202 (395)

Pour Point, ºC (ºF)	D-97		-9 (+15)	-21 (-5)

Color	D-1500		3.5	L 2.0

Aniline Point, C/F	D-611			91 (196)

Sulfur, Mass %	D-4294			0.10
Aromatic Carbon Atoms, %Ca	D-2140			20
Naphthenic Carbon Atoms, %Cn	D-2140			28
Paraffinic Carbon Atoms, %Cp	D-2140			52
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			2.41
Aromatics, Mass %	D-2007			35.69
Saturates, Mass %	D-2007			61.90

DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross B-1200

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445			192
Viscosity, cSt @ 100º C	D-445	13.4	14.5	14.07
Viscosity, SUS @ 100º F	D-2161			1,102
Viscosity, SUS @ 210º F	D-2161	74	78	74.4
Viscosity Index	D-2161			57

Gravity, API, 60º F	D-4052	18	23	20.5
Specific Gravity, 60/60º F	D-1250			0.9309
Pounds per Gallon @ 60º F	D-1250			7.752

Flash, COC, ºC (ºF)	D-92	199 (390)		227 (440)

Pour Point, ºC (ºF)	D-97		-9 (+15)	-15 (+5)

Color	D-1500		3.5	L2.0

Aniline Point, C/F	D-611			93 (200)

Sulfur, Mass %	D-4294			0.15
Aromatic Carbon Atoms, %Ca	D-2140			19
Naphthenic Carbon Atoms, %Cn	D-2140			28
Paraffinic Carbon Atoms, %Cp	D-2140			53
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			2.55
Aromatics, Mass %	D-2007			35.80
Saturates, Mass %	D-2007			61.65

DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross B-2400

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical
Viscosity, cSt @ 40º C	D-445	439.0	494.0	472.0
Viscosity, cSt @ 100º C	D-445			23.69
Viscosity, SUS @ 100º F	D-2161	2,400	2,700	2,579
Viscosity, SUS @ 210º F	D-2161			117.5
Gravity, API, 60º F	D-4052	18.0	23.0	20.9
Specific Gravity, 60/60º F	D-1250			0.9285
Pounds per Gallon @ 60º F	D-1250			7.732
Flash, COC, Cº (Fº)	D-92	215 (420)		227 (440)
Pour Point, Cº (ºF)	D-97		-7 (+20)	-12 (+10)
Color	D-1500		3.5	L3.0
Aniline Point, Cº (ºF)	D-611			102 (216)
Viscosity-Gravity Constant	D-2501			0.853
Molecular Weight	D-2502			540
Refractive Index @ 20º C	D-1747			1.511
Refractivity Intercept	D-2159			1.047
Aromatic Carbon Atoms, %Ca	D-2140			19
Naphthenic Carbon Atoms, %Cn	D-2140			28
Paraffinic Carbon Atoms, %CP	D-2140			53
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			3.2
Aromatics, Mass %	D-2007			40.4
Saturates, Mass %	D-2007			56.4
Sulfur, Mass %	D-4294			0.10
UV Absorptivity, 260 NM	D-2008			7.2
Volatility, 22 hr/225º F, % Mass	D-972			0.3
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-40

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical
Viscosity, cSt @ 40º C	D-445	3.45	4.9	4.70
Viscosity, cSt @ 100º C	D-445			1.55
Viscosity, SUS @ 100º F	D-2161	38	44	42.3
Viscosity, SUS @ 210º F	D-2161			31.3
Gravity, API, 60º F	D-4052	27.6	30.6	27.7
Specific Gravity, 60/60º F	D-1250			0.8888
Pounds per Gallon @ 60º F	D-1250			7.401
Flash, COC, C (F)	D-92	118 (245)		124 (255)
Pour Point, C (ºF)	D-97		-57 (-70)	-68 (-90)
Color	D-1500		L 0.5	L 0.5
Aniline Point, C (ºF)	D-611			61 (142)
Viscosity-Gravity Constant	D-2501			0.876
Molecular Weight	D-2502			NA
Refractive Index @ 20º C	D-1747			1.483
Refractivity Intercept	D-2159			1.041
Kauri-Butanol Value	D-1133			38
Aromatic Carbon Atoms, %Ca	D-2140			9
Naphthenic Carbon Atoms, %Cn	D-2140			57
Paraffinic Carbon Atoms, %Cp	D-2140			34
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.05
Aromatics, Mass %	D-2007			27.6
Saturates, Mass %	D-2007			72.35
Sulfur, Mass %	D-4294		0.05	0.01
UV Absorptivity, 260 NM	D-2008			0.06
Volatility, 22 hr/225º F, % Mass	D-972			46.0
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-60

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical
Viscosity, cSt @ 40º C	D-445	9.06	11.09	9.89
Viscosity, cSt @ 100º C	D-445			2.40
Viscosity, SUS @ 100º F	D-2161	58	66	61.2
Viscosity, SUS @ 210º F	D-2161			34.3
Gravity, API, 60º F	D-4052	22.6	27.6	25.6
Specific Gravity, 60/60º F	D-1250			0.9007
Pounds per Gallon @ 60º F	D-1250			7.500
Flash, COC, C (F)	D-92	143 (290)		154 (310)
Pour Point, C (ºF)	D-97		-51 (-60)	-57 (-70)
Color	D-1500		L 1.5	L 0.5
Aniline Point, C (ºF)	D-611			67 (153)
Viscosity-Gravity Constant	D-2501			0.877
Molecular Weight	D-2502			240
Refractive Index @ 20º C	D-1747			1.496
Refractivity Intercept	D-2159			1.047
Aromatic Carbon Atoms, %Ca	D-2140			16
Naphthenic Carbon Atoms, %Cn	D-2140			42
Paraffinic Carbon Atoms, %Cp	D-2140			42
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.10
Aromatics, Mass %	D-2007			29.9
Saturates, Mass %	D-2007			70.0
Sulfur, Mass %	D-4294		0.10	0.01
UV Absorptivity, 260 NM	D-2008			0.40
Volatility, 22 hr/225º F, % Mass	D-972			15.0
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-100

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical
Viscosity, cSt @ 40º C	D-445	18.76	20.81	19.64
Viscosity, cSt @ 100º C	D-445			3.54
Viscosity, SUS @ 100º F	D-2161	100	110	104.6
Viscosity, SUS @ 210º F	D-2161			38.3
Gravity, API, 60º F	D-4052	21.6	26.4	24.4
Specific Gravity, 60/60º F	D-1250			0.9076
Pounds per Gallon @ 60º F	D-1250			7.558
Flash, COC, C (F)	D-92	154 (310)		163 (325)
Pour Point, C (ºF)	D-97		-37 (-35)	-46 (-51)
Color	D-1500		1.5	L 1.0
Aniline Point, C (ºF)	D-611			74 (165)
Viscosity-Gravity Constant	D-2501			0.870
Molecular Weight	D-2502			340
Refractive Index @ 20º C	D-1747			1.494
Refractivity Intercept	D-2159			1.040
Aromatic Carbon Atoms, %Ca	D-2140			17
Naphthenic Carbon Atoms, %Cn	D-2140			41
Paraffinic Carbon Atoms, %Cp	D-2140			42
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.35
Aromatics, Mass %	D-2007			30.2
Saturates, Mass %	D-2007			69.45
Sulfur, Mass %	D-4294		0.10	0.04
UV Absorptivity, 260 NM	D-2008			2.5
Volatility, 22 hr/225º F, % Mass	D-972			8.0
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-150

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical
Viscosity, cSt @ 40º C	D-445	28.79	30.71	29.64
Viscosity, cSt @ 100º C	D-445			4.42
Viscosity, SUS @ 100º F	D-2161	150	160	154.8
Viscosity, SUS @ 210º F	D-2161			41.2
Gravity, API, 60º F	D-4052	20.8	25.4	23.6
Specific Gravity, 60/60º F	D-1250			0.9123
Pounds per Gallon @ 60º F	D-1250			7.597
Flash, COC, C (F)	D-92	166 (330)		172 (340)
Pour Point, C (ºF)	D-97		-32 (-25)	-43 (-45)
Color	D-1500		1.5	L 1.0
Aniline Point, C (ºF)	D-611			77 (171)
Viscosity-Gravity Constant	D-2501			0.874
Molecular Weight	D-2502			345
Refractive Index @ 20º C	D-1747			1.498
Refractivity Intercept	D-2159			1.040
Aromatic Carbon Atoms, %Ca	D-2140			17
Naphthenic Carbon Atoms, %Cn	D-2140			37
Paraffinic Carbon Atoms, %Cp	D-2140			46
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.5
Aromatics, Mass %	D-2007			32.0
Saturates, Mass %	D-2007			67.5
Sulfur, Mass %	D-4294		0.10	0.04
UV Absorptivity, 260 NM	D-2008			3.0
Volatility, 22 hr/225º F, % Mass	D-972			6.1
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-200

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical
Viscosity, cSt @ 40º C	D-445	39.32	43.1	41.8
Viscosity, cSt @ 100º C	D-445			5.25
Viscosity, SUS @ 100º F	D-2161	205	225	218
Viscosity, SUS @ 210º F	D-2161			43.9
Gravity, API, 60º F	D-4052	20.4	25.4	23.3
Specific Gravity, 60/60º F	D-1250			0.9141
Pounds per Gallon @ 60º F	D-1250			7.612
Flash, COC, C (F)	D-92	177 (350)		181 (360)
Pour Point, C (ºF)	D-97		-29 (-20)	-34 (-30)
Color	D-1500		2.0	L1.5
Aniline Point, C (ºF)	D-611			79 (174)
Viscosity-Gravity Constant	D-2501			0.874
Molecular Weight	D-2502			340
Refractive Index @ 20º C	D-1747			1.508
Refractivity Intercept	D-2159			1.051
Aromatic Carbon Atoms, %Ca	D-2140			17
Naphthenic Carbon Atoms, %Cn	D-2140			36
Paraffinic Carbon Atoms, %Cp	D-2140			47
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.6
Aromatics, Mass %	D-2007			32.4
Saturates, Mass %	D-2007			67.0
Sulfur, Mass %	D-4294		0.10	0.05
UV Absorptivity, 260 NM	D-2008			3.6
Volatility, 22 hr/225º F, % Mass	D-972			5.0
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-300

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical
Viscosity, cSt @ 40º C	D-445	57.17	62.76	59.85
Viscosity, cSt @ 100º C	D-445			6.44
Viscosity, SUS @ 100º F	D-2161	300	330	315.5
Viscosity, SUS @ 210º F	D-2161			47.9
Gravity, API, 60º F	D-4052	19.9	24.3	22.1
Specific Gravity, 60/60º F	D-1250			0.9212
Pounds per Gallon @ 60º F	D-1250			7.671
Flash, COC, C (F)	D-92	182 (360)		188 (370)
Pour Point, C (ºF)	D-97		-26 (-15)	-32 (-25)
Color	D-1500			L 1.5
Aniline Point, C (ºF)	D-611			82 (180)
Viscosity-Gravity Constant	D-2501			0.871
Molecular Weight	D-2502			370
Refractive Index @ 20º C	D-1747			1.508
Refractivity Intercept	D-2159			1.047
Aromatic Carbon Atoms, %Ca	D-2140			18
Naphthenic Carbon Atoms, %Cn	D-2140			35
Paraffinic Carbon Atoms, %Cp	D-2140			47
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.6
Aromatics, Mass %	D-2007			34.8
Saturates, Mass %	D-2007			64.6
Sulfur, Mass %	D-4294		0.10	0.06
UV Absorptivity, 260 NM	D-2008			3.9
Volatility, 22 hr/225º F, % Mass	D-972			3.0
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-500

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	94.4	103.3	97.8
Viscosity, cSt @ 100º C	D-445			8.29
Viscosity, SUS @ 100º F	D-2161	500	550	522
Viscosity, SUS @ 210º F	D-2161			54.3
Gravity, API, 60º F	D-4052	19.3	23.5	21.4
Specific Gravity, 60/60º F	D-1250			0.9254
Pounds per Gallon @ 60º F	D-1250			7.707
Flash, COC, C (F)	D-92	195 (380)		200 (390)
Pour Point, C (ºF)	D-97		-15 (+5)	-25 / (-13)
Color	D-1500		2.0	L 1.5
Aniline Point, C (ºF)	D-611			84 (183)
Viscosity-Gravity Constant	D-2501			0.870
Molecular Weight	D-2502			490
Refractive Index @ 20º C	D-1747			1.510
Refractivity Intercept	D-2159			1.047
Aromatic Carbon Atoms, %Ca	D-2140			19
Naphthenic Carbon Atoms, %Cn	D-2140			35
Paraffinic Carbon Atoms, %Cp	D-2140			46
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.90
Aromatics, Mass %	D-2007			40.5
Saturates, Mass %	D-2007			58.6
Sulfur, Mass %	D-4294		0.10	0.08
UV Absorptivity, 260 NM	D-2008			5.3
Volatility, 22 hr/225º F, % Mass	D-972			1.8
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-750

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	139.9	149.0	143.47
Viscosity, cSt @ 100º C	D-445			10.35
Viscosity, SUS @ 100º F	D-2161	750	800	772
Viscosity, SUS @ 210º F	D-2161			61.6
Viscosity Index	D-2270			19
Gravity, API, 60º F	D-4052	18.7	22.8	20.7
Specific Gravity, 60/60º F	D-1250			0.9297
Pounds per Gallon @ 60º F	D-1250			7.742
Flash, COC, C (F)	D-92	204 (400)		215 (420)
Pour Point, C (ºF)	D-97		-12 (+10)	-18 (0)
Color	D-1500		2.5	L 1.5
Aniline Point, C (ºF)	D-611			86 (187)
Viscosity-Gravity Constant	D-2501			0.871
Molecular Weight	D-2502			420
Refractive Index @ 20º C	D-1747			1.514
Refractivity Intercept	D-2159			1.052
Aromatic Carbon Atoms, %Ca	D-2140			19
Naphthenic Carbon Atoms, %Cn	D-2140			34
Paraffinic Carbon Atoms, %Cp	D-2140			47
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			0.85
Aromatics, Mass %	D-2007			40.55
Saturates, Mass %	D-2007			58.6
Sulfur, Mass %	D-4294		0.10	0.08
UV Absorptivity, 260 NM	D-2008			5.8
Volatility, 22 hr/225º F, % Mass	D-972			1.0
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-1200

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	203.3	239.4	234.9
Viscosity, cSt @ 100º C	D-445			13.47
Viscosity, SUS @ 100º F	D-2161	1,100	1,300	1,281
Viscosity, SUS @ 210º F	D-2161	70		73.8
Gravity, API, 60º F	D-4052	19.4	22.8	21.1
Specific Gravity, 60/60º F	D-1250			0.9273
Pounds per Gallon @ 60º F	D-1250			7.722
Flash, COC, Cº (Fº)	D-92	221 (430)		235 (455)
Pour Point, Cº (ºF)	D-97		-7 (+20)	-12 (+10)
Color	D-1500		3.5	L 2.0
Aniline Point, Cº (ºF)	D-611	90 (194)	98 (208)	90 (194)
Viscosity-Gravity Constant	D-2501			0.861
Molecular Weight	D-2502			460
Refractive Index @ 20º C	D-1747			1.510
Refractivity Intercept	D-2159			1.046
Aromatic Carbon Atoms, %Ca	D-2140			19
Naphthenic Carbon Atoms, %Cn	D-2140			33
Paraffinic Carbon Atoms, %Cp	D-2140			48
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			2.0
Aromatics, Mass %	D-2007			39.4
Saturates, Mass %	D-2007			58.6
Sulfur, Mass %	D-4294			0.08
UV Absorptivity, 260 NM	D-2008			6.7
Volatility, 22 hr/225º F, % Mass	D-972			0.4
DMSO Extract, wt.%	IP-346		< 3.0	< 3.0

Cross L-1500

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	277.6	313.6	295
Viscosity, cSt @ 100º C	D-445	16.1	17.26	17.6
Viscosity, SUS @ 100º F	D-2161	1,500	1,700	1,575
Viscosity, SUS @ 210º F	D-2161	84.5	89.2	86.2
Gravity, API, 60º F	D-4052	19.5	22.5	21.1
Specific Gravity, 60/60º F	D-1250			0.9273
Pounds per Gallon @ 60º F	D-1250			7.722
Flash, COC, Cº (Fº)	D-92	226 (440)		238 (460)
Pour Point, Cº (ºF)	D-97		-4 (+40)	-9 (+15)
Color	D-1500		3.5	L2.5
Aniline Point, Cº (ºF)	D-611			94 (201)
Viscosity-Gravity Constant	D-2501			.858
Molecular Weight	D-2502			480
Refractive Index @ 20º C	D-1747			1.510
Refractivity Intercept	D-2159			1.046
Aromatic Carbon Atoms, %Ca	D-2140			19
Naphthenic Carbon Atoms, %Cn	D-2140			33
Paraffinic Carbon Atoms, %Cp	D-2140			48
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			2.5
Aromatics, Mass %	D-2007			39.8
Saturates, Mass %	D-2007			57.7
Sulfur, Mass %	D-4294			0.09
UV Absorptivity, 260 NM	D-2008			7.0
Volatility, 22 hr/225º F, % Mass	D-972			0.3
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-2000

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	350.6	387.5	369.33
Viscosity, cSt @ 100º C	D-445			18.06
Viscosity, SUS @ 100º F	D-2161	1,900	2,100	2,031
Viscosity, SUS @ 210º F	D-2161			93.1
Gravity, API, 60º F	D-4052	19.5	22.5	21.0
Specific Gravity, 60/60º F	D-1250			0.9279
Pounds per Gallon @ 60º F	D-1250			7.727
Flash, COC, Cº (Fº)	D-92	233 (450)		246 (475)
Pour Point, Cº (ºF)	D-97		+1 (+34)	-15 (+5)
Color	D-1500		4.0	L 2.0
Aniline Point, Cº (ºF)	D-611			98 (208)
Viscosity-Gravity Constant	D-2501			0.854
Molecular Weight	D-2502			500
Refractive Index @ 20º C	D-1747			1.510
Refractivity Intercept	D-2159			1.046
Aromatic Carbon Atoms, %Ca	D-2140			17
Naphthenic Carbon Atoms, %Cn	D-2140			35
Paraffinic Carbon Atoms, %CP	D-2140			48
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			2.9
Aromatics, Mass %	D-2007			40.2
Saturates, Mass %	D-2007			56.9
Sulfur, Mass %	D-4294			0.10
UV Absorptivity, 260 NM	D-2008			6.8
Volatility, 22 hr/225º F, % Mass	D-972			0.3
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-2400

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445	402.2	470.5	441.70
Viscosity, cSt @ 100º C	D-445			21.92
Viscosity, SUS @ 100º F	D-2161	2,200	2,600	2,421
Viscosity, SUS @ 210º F	D-2161			110.2
Gravity, API, 60º F	D-4052	19.0	22.0	21.0
Specific Gravity, 60/60º F	D-1250			0.9279
Pounds per Gallon @ 60º F	D-1250			7.727
Flash, COC, Cº (Fº)	D-92	240 (465)		248 (480)
Pour Point, Cº (ºF)	D-97		0 (+32)	-10 (+15)
Color	D-1500		4.0	2.5
Aniline Point, Cº (ºF)	D-611			98 (208)
Viscosity-Gravity Constant	D-2501			0.853
Molecular Weight	D-2502			540
Refractive Index @ 20º C	D-1747			1.511
Refractivity Intercept	D-2159			1.047
Aromatic Carbon Atoms, %Ca	D-2140			19
Naphthenic Carbon Atoms, %Cn	D-2140			28
Paraffinic Carbon Atoms, %CP	D-2140			53
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			3.2
Aromatics, Mass %	D-2007			40.4
Saturates, Mass %	D-2007			56.4
Sulfur, Mass %	D-4294			0.15
UV Absorptivity, 260 NM	D-2008			7.2
Volatility, 22 hr/225º F, % Mass	D-972			0.3
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross L-3500

TEST NAME	TEST METHOD	SPECIFICATIONS
		Minimum	Maximum	Typical

Viscosity, cSt @ 40º C	D-445			737.85
Viscosity, cSt @ 100º C	D-445	26	36	30.59
Viscosity, SUS @ 100º F	D-2161			4,081
Viscosity, SUS @ 210º F	D-2161	135	170	150.7
Gravity, API, 60º F	D-4052	19.2	22.2	20.1
Specific Gravity, 60/60º F	D-1250			0.9334
Pounds per Gallon @ 60º F	D-1250			7.773
Flash, COC, Cº (Fº)	D-92	250 (480)		258 (495)
Pour Point, Cº (ºF)	D-97		+4 (+40)	-1 (+30)
Color	D-1500		5.5	4.0
Aniline Point, Cº (ºF)	D-611			101(214)
Viscosity-Gravity Constant	D-2501			0.8479
Molecular Weight	D-2502			560
Refractive Index @ 20º C	D-1747			1.517
Refractivity Intercept	D-2159			1.054
Aromatic Carbon Atoms, %Ca	D-2140			20
Naphthenic Carbon Atoms, %Cn	D-2140			24
Paraffinic Carbon Atoms, %Cp	D-2140			56
Asphaltenes, Mass %	D-2007			—
Polar Compounds, Mass %	D-2007			7.2
Aromatics, Mass %	D-2007			38.7
Saturates, Mass %	D-2007			54.1
Sulfur, Mass %	D-4294			0.22
UV Absorptivity, 260 nm	D-2008			8.94
Volatility, 22 hr/225º F, % Mass	D-972			0.1
DMSO Extract, wt.%	IP-346		3.0	< 3.0

Cross CrossTrans 206

	ASTM
Property	Method	Specifications	Typical

Aniline Point, C	D-611	63/84	68
Color	D-1500	0.5 Maximum	L0.5
Flash Point, C	D-92	146 Minimum	150
Interfacial Tension @ 25C, dynes/cm	D-971	40 Minimum	50
Pour Point, C	D-97	-46 Maximum	(54)
Specific Gravity, 15C/15C	D-1298	0.906 Maximum	0.894
Viscosity, cSt (SUS):	D-445
@ 100 C		3.0 (36) Maximum	2.34
@ 40 C		12.0 (66) Maximum	9.54
@ 0 C		76.0 (350) Maximum	61.9
Visual Examination	D-1524	Clear and Bright	Clear and Bright
Dielectric breakdown voltage,	D-877
60 Hz: Disc electrodes, KV		30 Minimum	50
Dielectric breakdown voltage,	D-1816
60 Hz: VDE Electrode, KV		28 Minimum	36
Dielectric breakdown voltage,	D-3300
Impulse Cond. 25C, 25.4 mm gap		145 Minimum	160
Gassing Tendency, uL/min	D-2300B	#VALUE!	(10)
Power Factor @ 60 Hz, %, max	D-924
@ 25 C		0.05 Maximum	<0.001
@ 100 C		0.30 Maximum	0.05
Oxidation Stability @ 72 Hours	D-2440
% Sludge, by Mass		0.10 Maximum	<0.01
Total Acid Number mg KOH/g		0.30 Maximum	<0.01
Oxidation Stability @ 164 Hours	D-2440
% Sludge, by Mass		0.20 Maximum	<0.01
Total Acid Number mg KOH/g		0.40 Maximum	<0.01
Rotating Bomb, minutes	D-2112	195 Minutes	350
Oxidation Inhibitor, % Mass	D-2668	0.30 Maximum	0.25
Water, ppm	D-1533	30 Maximum	12
Neutralization Number, mg KOH/g	D-974	0.03 Maximum	<0.01
Corrosive Sulfur	D-1275	Non-corrosive	Non-corrosive
PCB Content, ppm	D-4059	None detected	None detected

CrossTrans 206 complies fully with the following Specifications:

ASTM D-3487, Type II (High Inhibitor)
Doble TOPS-884, Inhibited Type II
BS 148:1984, Class IIA (Inhibited)
IEC 296:1982, Class IIA (Inhibited)
CAN/CSA-C50-97, Type II (Class B)

EXHIBIT B

Volume Commitment

Seller's total Volume Commitment to Buyer through September 30, 2015 is 40,500,000 gallons.
Seller shall supply and Buyer shall purchase from Seller no less than the volume of Products specified below in each Contract Quarter and Contract Year:
Contract               Quarterly
Time Period:            Year Volume:             Minimum Requirement:

•	Contract Year One (1): 13,000,000 gals 3,250,000 gals

•	Contract Year Two (2): 13,500,000 gals 3,375,000 gals

•	Contract Year Three (3): 14,000,000 gals 3,500,000 gals
Contract Year One Example: Minimum order/delivery volumes for any given Contract Quarter will not be less than 2,437,500 gallons (“Quarterly Minimum Requirement”). In the event the Buyer fails to order 75% of the Contract Quarterly Minimum Requirement in a Contract Quarter, Seller's obligations hereunder may be reduced proportionately with any such reductions if Seller so desires.  If Seller reduces the volume Buyer can buy for a Contract Year, the committed gallons per Contract Quarter and Volume Commitment for the next Contract Year will be adjusted to reflect the lower purchase volumes.
The delivered volume mix for any given Contract Quarter shall be as follows:

•	Light grade product (40 to 200 SUS) shall be approximately 30% of the quarterly delivered volume

•	Medium grade product (300 to 750 SUS) shall be approximately 60% of the delivered quarterly volume

•	Heavy grade product (800 to 3500 SUS) shall be approximately 10% of the quarterly delivered volume

EXHIBIT C
Pricing
Pricing shall be the Posted Price (as defined below) for the first day of the month if the bill of lading is dated the first day through the fourteenth day of the month.  Pricing shall be the Posted Price for the fifteenth day of the month if the bill of lading is dated the fifteenth day through the last day of the month.  “Posted Price” means the spot low posting for Naphthenic base oils in U.S. Dollars per gallon, as listed in the ICIS Pricing Base Oils (USA) Naphthenic published posted prices table.  Pricing for all grade 40-500 SUS will be priced at the lowest Posted Price for any grade in the 40-500 range.  Pricing for all grades greater than or equal to 750 SUS will be priced at the Posted Price specific to the grade.

All Product pricing is delivered pricing.